UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

SPHERE ENTERTAINMENT CO.

(Exact name of registrant as specified in its charter)

Delaware	001-39245	84-3755666

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Pennsylvania Plaza

New York, NY 10121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (725) 258-0001

Madison Square Garden Entertainment Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Class A Common Stock	SPHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 3, 2023, Sphere Entertainment Co. (formerly Madison Square Garden Entertainment Corp. and referred to herein as the “Registrant”), through its indirect subsidiary TAO Group Holdings, LLC (“TAO Holdings”), completed the sale of its interests in TAO Group Sub-Holdings LLC (“Tao Group Hospitality”) to Disco Ball Intermediate, LLC (the “Buyer”), pursuant to the Transaction Agreement dated as of April 17, 2023, by and among TAO Group Hospitality, the Buyer, the other parties named therein and the Registrant, solely for the purposes set forth therein.

Item 7.01	Regulation FD Disclosure

On May 3, 2023, the Registrant issued a press release regarding the foregoing sale. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Statements

The unaudited pro forma condensed consolidated balance sheet of the Registrant as of December 31, 2022 and the unaudited pro forma condensed consolidated statements of operations of the Registrant for the six months ended December 31, 2022 and the fiscal years ended June 30, 2022, 2021 and 2020 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d) Exhibits

99.1	Press Release dated May 3, 2023.

99.2	Unaudited pro forma condensed consolidated balance sheet of Sphere Entertainment Co. as of December 31, 2022 and the unaudited pro forma condensed consolidated statements of operations of Sphere Entertainment Co. for the six months ended December 31, 2022 and the fiscal years ended June 30, 2022, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERE ENTERTAINMENT CO.

Date: May 8, 2023	By:	/s/ Gautam Ranji
		Name:	Gautam Ranji
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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